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                       SCHICK TECHNOLOGIES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                         Common Stock, Par Value $.01

This Certifies that ______________________________________ is the owner of
______________________________________fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated ________________________

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

    TEN COM   --as tenants in common   UNIF GIFT MIN ACT____Custodian___(Minor)
    TEN ENT   --as tenants by the      under Uniform Gifts to Minors
                  entireties               Act___(State)
    JT TEN    --as joint tenants with
                 right of survivorship
                 and not as tenants in common

                                                  Please insert social security
                                                  or other identifying number of
                                                  assignee
For value received, the undersigned               -----------------------------
  hereby sells, assigns and transfers unto        |                           |
-----------------------------------------------    ----------------------------
   Please print or typewrite name and address
               of assignee


________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints______________________________________Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________
        In presence of            _____________________________________________
________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any changes whatever.